Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re:	Case No. 03-13182 – 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period September-07

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation (or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	10/30/07
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

                    included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	September 30, 2007

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 – 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated—for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	9,663,577	—			9,663,577	9,663,577	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	8,497,465				8,497,465	8,497,465	553,623,564	506,235,806
Interest Income/Other Income	38,685				38,685	38,685	44,910,285	31,558,904
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(1,881,482)	1,881,482			—			—
Proceeds from the Sale of Assets
							—	—
Total Receipts	6,654,668	1,881,482	—	—	8,536,150	8,536,150	644,836,248	537,794,710
Disbursements
Gross Payroll/Payroll Taxes		1,881,482			1,881,482	1,881,482	114,973,255	98,312,626
Sales, Use & Other Taxes	15,221				15,221	15,221	2,468,410	605,093
Inventory Purchases					—	—	—	—
Secured/Rental/Leases	202,030				202,030	202,030	6,473,602	1,774,872
Insurance/Payroll WH paid from operating accounts	34,624				34,624	34,624	1,285,671	1,147,895
Marketing					—	—	—	—
Property Maintenance/Utilities					—	—	—	—
Other (Attach List)	1,245,919				1,245,919	1,245,919	116,129,988	109,731,178
					—	—
Loan Proceeds/Expenses Related To Loans/Insurance	4,507,785				4,507,785	4,507,785	296,505,287	291,253,036
					—	—	—
Deposits to Lenders	—				—	—	75,185,504	2,500,000
Professional fees—Carve-out	365,271				365,271	365,271	41,617,906	40,845,288
US Trustee Quarterly Fees	—				—	—	1,219,301	1,080,250
Court Costs					—	—	—
Proceeds to Lender for sale of business units				—		—
Fees associated with sale of business units				—
							—
Total Disbursements	6,370,850	1,881,482	—	—	8,252,332	8,252,332	655,858,923	547,250,238
Net Cash Flow
(Receipts less Disbursements)	283,818	—	—	—	283,818	283,818	(11,022,675)	(9,455,529)
Cash—End of Month	9,947,395	—	—	—	9,947,395	9,947,395	9,947,395	9,947,395
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE							0	(0)

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP—Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for September-07	JOINTLY ADMINISTERED
	HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	9,663,577.10	7,120,285.37	—		2,543,291.73	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	8,497,464.71	—			8,497,464.71	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	38,685.49	38,685.49			—	—
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	8,536,150.20	38,685.49	—	—	8,497,464.71	—

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,715.86)	1,829,425.78			(1,838,822.05)	4,680.41
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	8,531,434.34	1,868,111.27	—	—	6,658,642.66	4,680.41

						—
Cash Disbursements—Loans						—
						—
Loan Proceeds Checks	4,222,830.50	—			4,222,830.50	—
Expenses related to Loans\Thaxton Insurance Group	284,954.60	—			284,954.60	—

Subtotal—Loans	4,507,785.10	—	—		4,507,785.10	—

		—			—	—
Cash Disbursements—Other	—	—			—	—
Advertising	76,402.12	—			76,402.12	—
Bank Charges	17,494.87	121.98			17,372.89	—
Claims Funding*	137,013.41	—			137,013.41	—
Company Auto	21,499.81	—			21,499.81	—
Computer Costs	21,483.51	3,306.00			18,177.51	—
Dues And Subscriptions	2,272.46	—			2,272.46	—
Equipment Rental	5,304.56	—			5,304.56	—
Fixed Assets	13,866.86	—			13,866.86	—
Forms & Printing	46,924.59	29.76			46,894.83	—
Insurance	34,623.51	240.62			34,382.89	—
Meals & Entertainment	9,475.07	70.82			9,404.25	—
Miscellaneous	14,645.81	8,600.00			6,045.81	—
Office Expense	6,514.97	789.70			5,725.27	—
Postage	43,036.78	—			43,036.78	—
Prepaid Software ABS	25,979.38	—			25,979.38	—
Professional Fees-Ordinary Course	8,144.24	2,925.93			5,218.31	—
Rent	202,029.88	(762.50)			202,792.38	—
Repairs & Maintenance	17,219.98	778.00			16,441.98	—
Seminars & Meetings	35.50	—			35.50	—
Taxes & Licenses	15,220.87	1,021.91			14,198.96	—
Telephone	78,889.28	933.31			77,955.97	—
Travel	15,322.32	—			15,322.32	—
Utilities	63,852.82	524.00			63,328.82	—
Interest to Finova	—	—			—	—
Payroll Paid TTG	13,206.69	8,526.28			—	4,680.41
Payroll Paid SMC	1,863,559.75	—			1,863,559.75	—
Restructuring Officer	48,000.00	48,000.00			—	—
Insurance Renewal	22,655.95	—			22,655.95	—
Credit Insurance Payments	434,539.21	—			434,539.21	—
Deposit to Lender	—	—			—	—
US Trustee	—	—			—	—
Bankruptcy Professionals	365,271.00	365,271.00			—	—
Claims Payments	—	—
Other	57,162.28	2,596.00			54,566.28	—

Total Other Cash Disbursements	3,755,721.14	444,075.81	—		3,306,964.92	4,680.41

					—	—

TOTAL ALL CASH DISBURSEMENTS	8,263,506.24	444,075.81	—		7,814,750.02	4,680.41

	9,931,505.20	8,544,320.83	—		1,387,184.37	—

BANK ACCOUNT RECONCILED BALANCES:	9,931,505.20	8,544,320.83			1,387,184.37	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn	10/30/07
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursement for THE THAXTON GROUP	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	9,663,577.10		—	9,663,577.10

TICO Cash Collected	—	—	—	—
SM Cash Collected	8,497,464.71	—	—	8,497,464.71
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	38,685.49	—	—	38,685.49
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	8,536,150.20	—	—	8,536,150.20

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,881,482.30)	1,876,766.44	—	(4,715.86)
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	6,654,667.90	1,876,766.44	—	8,531,434.34

Cash Disbursements—Loans
Loan Proceeds Checks	4,222,830.50			4,222,830.50
Expenses related to Loans\Thaxton Insurance Group	284,954.60			284,954.60

Subtotal—Loans	4,507,785.10	—	—	4,507,785.10

	—
Cash Disbursements—Other	—
Advertising	76,402.12		—	76,402.12
Bank Charges	17,494.87	—	—	17,494.87
Claims Funding*	137,013.41		—	137,013.41
Company Auto	21,499.81	—	—	21,499.81
Computer Costs	21,483.51	—	—	21,483.51
Dues And Subscriptions	2,272.46	—	—	2,272.46
Equipment Rental	5,304.56	—	—	5,304.56
Fixed Assets	13,866.86	—	—	13,866.86
Forms & Printing	46,924.59	—	—	46,924.59
Insurance	34,623.51	—	—	34,623.51
Meals & Entertainment	9,475.07	—	—	9,475.07
Miscellaneous	14,645.81	—	—	14,645.81
Office Expense	6,514.97	—	—	6,514.97
Postage	43,036.78	—	—	43,036.78
Prepaid Software ABS	25,979.38	—	—	25,979.38
Professional Fees-Ordinary Course	8,144.24	—	—	8,144.24
Rent	202,029.88	—	—	202,029.88
Repairs & Maintenance	17,219.98	—	—	17,219.98
Seminars & Meetings	35.50	—	—	35.50
Taxes & Licenses	15,220.87	—	—	15,220.87
Telephone	78,889.28	—	—	78,889.28
Travel	15,322.32	—	—	15,322.32
Utilities	63,852.82	—	—	63,852.82
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	13,206.69	—	13,206.69
Payroll Paid SMC	—	1,863,559.75	—	1,863,559.75
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	22,655.95	—	—	22,655.95
Credit Insurance Payments	434,539.21	—	—	434,539.21
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	365,271.00	—	—	365,271.00
Claims Payments	—	—	—	—
Other	57,162.28	—	—	57,162.28

Total Other Cash Disbursements	1,878,954.70	1,876,766.44	—	3,755,721.14

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	6,386,739.80	1,876,766.44	—	8,263,506.24

	9,931,505.20	—	—	9,931,505.20

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								444,075.81
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								444,075.81

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for The Thaxton Group, Inc.

Monthly Court Report for September-07	Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	Wachovia Voyager 2000029484346	WACHOVIA CLAIMS DISBURSEMENT ACCOUNT 2000035296984	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	7,120,285.37	5,838,797.35	—	48,179.12	1,233,308.90	—

	—
TICO Cash Collected	—					—
SM Cash Collected						—
TIG Cash Collected	—					—
TPF Cash Collected	—	—				—
TCL Cash Collected	—					—
Other Income Collected	38,685.49	9,243.93	—	19,618.28	9,823.28	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	38,685.49	9,243.93	—	19,618.28	9,823.28	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,829,425.78	(325,000.00)	—	(87,930.53)	2,233,830.03	8,526.28
	—
	—					—

Total Cash receipts	1,868,111.27	(315,756.07)	—	(68,312.25)	2,243,653.31	8,526.28

						—
Cash Disbursements—Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal—Loans	—	—	—	—	—	—

						—
						—
Cash Disbursements—Other						—
Advertising	—					—
Bank Charges	121.98	60.88	—	—	61.10
Claims Funding*	—			—	—
Company Auto	—			—	—
Computer Costs	3,306.00			—	3,306.00
Dues And Subscriptions	—			—	—
Employee Reimbursements—collections exp	—			—	—
Equipment Rental	—			—	—
Fixed Assets	—			—	—
Forms & Printing	29.76			—	29.76
Insurance	240.62			—	240.62
Meals & Entertainment	70.82			—	70.82
Miscellaneous	8,600.00			—	8,600.00
Office Expense	789.70			—	789.70
Postage	—			—	—
Prepaid Expenses	—			—	—
Prepaid Software ABS	—			—	—
Professional Fees—Ordinary Course	2,925.93			—	2,925.93
Rent	(762.50)			—	(762.50)
Repairs & Maintenance	778.00			—	778.00
Roadgard	—			—	—
Seminars & Meetings	—			—	—
Taxes & Licenses	1,021.91			—	1,021.91
Telephone	933.31			—	933.31
Temporary Agency Staff	1,103.00			—	1,103.00
Travel	—
Utilities	524.00			—	524
Interest to Finova	—			—
Payroll Paid TTG	8,526.28		—	—		8,526.28
Payroll Paid SMC	—
Restructuring Officer	48,000.00			—	48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—			—	—
Bankruptcy Professionals	365,271.00			—	365,271
Claim Payments	—			—
Other	2,596.00			—	2,596.00

Total Other Cash Disbursements	444,075.81	60.88	—	—	435,488.65	8,526.28

TOTAL ALL CASH DISBURSEMENTS	444,075.81	60.88	—	—	435,488.65	8,526.28

	8,544,320.83	5,522,980.40	—	(20,133.13)	3,041,473.56	—

Book Balance per bank rec.	8,544,320.83	5,522,980.40	—	(20,133.13)	3,041,473.56	—

THE THAXTON GROUP

Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183

Monthly Court Report for

FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	7,120,285.37	—	—	7,120,285.37

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	38,685.49	—	—	38,685.49
Proceeds from the sales of the TICO Assets
SUBTOTAL	38,685.49	—	—	38,685.49

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,820,899.50	8,526.28	—	1,829,425.78
			—	—
	—	—	—	—

Total Cash receipts	1,859,584.99	8,526.28	—	1,868,111.27

Cash Disbursements—Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal—Loans	—	—	—	—

Cash Disbursements—Other
Advertising	—	—	—	—
Bank Charges	121.98	—	—	121.98
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	3,306.00	—	—	3,306.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements—collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	29.76	—	—	29.76
Insurance	240.62	—	—	240.62
Meals & Entertainment	70.82	—	—	70.82
Miscellaneous	8,600.00	—	—	8,600.00
Office Expense	789.70	—	—	789.70
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees—Ordinary Course	2,925.93	—	—	2,925.93
Rent	(762.50)	—	—	(762.50)
Repairs & Maintenance	778.00	—	—	778.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	1,021.91	—	—	1,021.91
Telephone	933.31	—	—	933.31
Temporary Agency Staff	1,103.00	—	—	1,103.00
Travel	—	—	—	—
Utilities	524.00	—	—	524.00
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,526.28	—	8,526.28
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	365,271.00	—	—	365,271.00
Claim Payments	—	—	—	—
Other	2,596.00	—	—	2,596.00

Total Other Cash Disbursements	435,549.53	8,526.28	—	444,075.81

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	435,549.53	8,526.28	—	444,075.81

	8,544,320.83	—	—	8,544,320.83

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP	Case No. 01-10573
Cash Disbursements for Thaxton Operating Company	Case # 03-13184
Monthly Court Report for September-07
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements—collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees—Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186

Monthly Court Report for September-07

FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal—Loans	—	—	—	—		—			—

Cash Disbursements—Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements—collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees—Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for September-07
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements—collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for September-07
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements—Loans

Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal—Loans	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements—collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period: September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13188	Case No. 03-13188
Monthly Court Report for September-07
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements—Loans

Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal—Loans	—	—	—	—			—

Cash Disbursements—Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements—collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP	Case # 03-13189	Case No. 03-13189
Cash Disbursements for Paragon, Inc. - Inactive Company
Monthly Court Report for September-07
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements—collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP

Monthly Court Report for September-07

FED ID#

	Consolidated Totals	TICO-DE 03-13182	TICO-MS 03-13201	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—	—	—	—

	—	—	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,680.41	—	—	—	—	—	—	4,680.41
	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi—sent directly to Finova	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	4,680.41	—	—	—	—	—	—	4,680.41

		—	—	—	—	—	—	—
Cash Disbursements—Loans		—	—	—	—	—	—	—
		—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—
Expenses related to Loans	—	—	—	—	—	—	—	—

Subtotal—Loans	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
Cash Disbursements—Other	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—
Computer Costs	—	—	—	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—	—	—	—
Employee Reimbursements—collections exp	—	—	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—
Postage	—	—	—	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—	—	—
Rent	—	—	—	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—	—	—
Telephone	—	—	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—	—	—
Payroll Paid TTG	4,680.41	—	—	—	—	—	—	4,680.41
Payroll Paid SMC	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—
Other—payment to Investment Banker	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	4,680.41	—	—	—	—	—	—	4,680.41

TOTAL ALL CASH DISBURSEMENTS	4,680.41	—	—	—	—	—	—	4,680.41

		—	—	—	—	—	—	—

	—	—	—	(0.00)	—	—	—	—

		—	—	—	—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	0.00	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	—	—	—	—

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	4,680.41	—	4,680.41
	—	—	—	—
Funds Received From Sale of Tico Mississippi—sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	4,680.41	—	4,680.41

—
Cash Disbursements—Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	—			—

Subtotal—Loans	—			—

	—			—
	—			—
Cash Disbursements—Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements—collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	4,680.41	—	4,680.41
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other—payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	—	4,680.41	—	4,680.41

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	4,680.41	—	4,680.41

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP—DISBURSEMENT ACCOUNTS WACHOVIA #2000014825101 WACHOVIA#2000014826087		Case No.	—
Monthly Court Report for	September-07

FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-KY	TICO-MS	TICO-NC	TICO-OH	TICO-SC/VA	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—				—		—	—		—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements—Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	—						—			—	—			—

Subtotal—Loans	—	—	—	—	—	—	—	—	—	—	—			—

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements—Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—					—		—			—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements—collections exp	—									—	—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—					—		—			—	—	—	—
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—						—				—	—	—	—
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—				—	—			—		—	—	—	—
Telephone	—							—			—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—	—	—

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13195
TICO Credit Corporation		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP—DISBURSEMENT ACCOUNTS WACHOVIA #2000014825101 WACHOVIA #2000014826087
Monthly Court Report for	September-07

FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-KY	TICO-MS	TICO-NC	TICO-OH	TICO-SC/VA	TICO-TN	TICO-HQ
Beginning Cash Position	—	—	—							—

	—	—	—	—	—	—	—		—	—
TICO Cash Collected	—
SM Cash Collected	—									—
TIG Cash Collected	—									—
TPF Cash Collected	—									—
TCL Cash Collected	—									—
Other Income Collected	—				—		—	—		—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—	—
Outstanding Checks	—	—	—	—	—	—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—
Cash Disbursements—Loans		—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—
Loan Proceeds Checks
Expenses related to Loans	—						—			—

Subtotal—Loans	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—
Cash Disbursements—Other			—	—	—	—	—	—	—	—
Advertising	—
Bank Charges	—					—		—
Claims Funding*	—
Company Auto	—
Computer Costs	—
Dues And Subscriptions	—
Employee Reimbursements—collections exp	—									—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	—
Insurance	—
Meals & Entertainment	—
Miscellaneous	—					—		—
Office Expense	—
Postage	—
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—						—
Rent	—
Repairs & Maintenance	—
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—				—	—			—
Telephone	—							—
Temporary Agency Staff	—
Travel	—
Utilities	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for September-07
FED ID # 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
	—						—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements—Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*
Company Auto							—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements—collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements					—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for September-07
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal—Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements—Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements—collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees—Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre—Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP		Case No. 03-13196
Cash Disbursements for TICO ALABAMA	Case No. 03-13196
Monthly Court Report for September-07
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks	—					—	—		—
Expenses related to Loans	—					—	—		—

Subtotal—Loans	—		—	—	—	—	—	—	—

Cash Disbursements—Other
Advertising	—					—	—		—
Bank Charges	—			—		—	—		—
Claims Funding*	—								—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements—collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—		—			—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP	Case No. 03-13193	Case No. 03-13193
Cash Disbursements for TICO-NC
Monthly Court Report for September-07
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements—Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal—Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements—Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements—collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP	Case No. 03-13182
Cash Disbursements for TICO -DELAWARE
Monthly Court Report for September-07
FED ID# 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal—Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements—Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements—collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for September-07
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal—Loans	—	—	—		—	—	—	—

Cash Disbursements—Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements—collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for September-07
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements—Loans

Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal—Loans	—	—	—	—	—	—	—	—

Cash Disbursements—Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements—collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for September-07
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements—collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for September-07
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—		—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi—sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal—Loans	—	—		—	—	—	—

Cash Disbursements—Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements—collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other—payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for September-07
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements—Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal—Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements—Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements—collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for September-07
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements—Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements—collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for September-07
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements—collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB—Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for September-07
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements—collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for September-07
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—

Cash Disbursements—Other
Advertising						—
Bank Charges								—	—
Claims Funding*
Company Auto								—	—
Computer Costs								—	—
Dues And Subscriptions								—	—
Employee Reimbursements—collections exp								—	—
Equipment Rental								—	—
Fixed Assets								—	—
Forms & Printing								—	—
Insurance								—	—
Meals & Entertainment								—	—
Miscellaneous								—	—
Office Expense								—	—
Postage								—	—
Prepaid Expenses								—	—
Prepaid Software ABS								—	—
Professional Fees-Ordinary Course								—	—
Rent								—	—
Repairs & Maintenance								—	—
Roadgard								—	—
Seminars & Meetings								—	—
Taxes & Licenses								—	—
Telephone								—	—
Temporary Agency Staff								—	—
Travel								—	—
Utilities								—	—
Interest to Finova								—	—
Payroll Paid TTG								—	—
Payroll Paid SMC								—	—
Restructuring Officer								—	—
Insurance Renewal								—	—
Voyager Payment								—	—
Pre-Filing Prepays								—	—
Deposit to Lender								—	—
US Trustee								—	—
Bankruptcy Professionals								—	—
								—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY —SOUTHERN MANAGEMENT	Case No.
Monthly Court Report for September-07
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	2,543,291.73	103,628.36	591,715.85	1,188,767.21	61,725.56	—	237,914.84	359,539.91	2,543,291.73	—	—	2,543,291.73

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	8,497,464.71	521,029.67	2,560,280.58	2,560,280.58	521,029.67	1,125,837.49	1,017,770.44	191,236.28	8,497,464.71	—	—	8,497,464.71
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	8,497,464.71	521,029.67	2,560,280.58	2,560,280.58	521,029.67	1,125,837.49	1,017,770.44	191,236.28	8,497,464.71	—	—	8,497,464.71

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(1,838,822.05)	(15,736.37)	(926,922.36)	(742,077.47)	619,129.62	(98,400.33)	(140,343.19)	(534,471.95)	(3,702,381.80)	1,863,559.75	—	(1,838,822.05)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	6,658,642.66	505,293.30	1,633,358.22	1,818,203.11	1,140,159.29	1,027,437.16	877,427.25	(343,235.67)	4,795,082.91	1,863,559.75	—	6,658,642.66

		—	—	—	—	—	—	—	—
Cash Disbursements—Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	4,222,830.50	297,609.52	1,259,051.11	1,026,220.48	532,969.21	543,047.25	563,932.93	—	4,222,830.50			4,222,830.50
Expenses related to Loans	284,954.60	22,522.80	70,262.88	81,770.66	37,258.20	41,069.54	32,070.52	—	284,954.60			284,954.60

Subtotal—Loans	4,507,785.10	320,132.32	1,329,313.99	1,107,991.14	570,227.41	584,116.79	596,003.45	—	4,507,785.10			4,507,785.10

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements—Other		—	—	—	—	—	—	—	—			—
Advertising	76,402.12	2,441.79	7,509.86	8,943.17	4,045.16	5,753.26	5,344.31	42,364.57	76,402.12			76,402.12
Bank Charges	17,372.89	3.00	—	—	3.00	—	9.00	17,357.89	17,372.89	—	—	17,372.89
Claims Funding*	137,013.41	3,983.32	21,074.07	9,148.21	16,476.41	23,461.05	8,125.06	54,745.29	137,013.41			137,013.41
Company Auto	21,499.81	672.80	3,013.72	8,938.39	2,342.68	—	1,962.45	4,569.77	21,499.81	—	—	21,499.81
Computer Costs	18,177.51	1,135.99	3,900.78	5,177.09	3,329.56	2,683.85	1,459.23	491.01	18,177.51	—	—	18,177.51
Dues And Subscriptions	2,272.46	40.00	1,092.11	15.35	—	—	825.00	300.00	2,272.46	—	—	2,272.46
Employee Reimbursements—collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	5,304.56	—	—	—	—	—	—	5,304.56	5,304.56	—	—	5,304.56
Fixed Assets	13,866.86	2,881.79	1,142.25	3,236.25	1,975.98	28.00	298.21	4,304.38	13,866.86	—	—	13,866.86
Forms & Printing	46,894.83	3,743.61	12,815.54	10,619.07	5,405.98	5,942.48	6,996.17	1,371.98	46,894.83	—	—	46,894.83
Insurance	34,382.89	2,224.49	9,307.86	7,819.04	3,348.10	4,685.48	4,484.90	2,513.02	34,382.89	—	—	34,382.89
Meals & Entertainment	9,404.25	781.20	1,931.09	2,699.67	1,531.66	—	1,135.19	1,325.44	9,404.25	—	—	9,404.25
Miscellaneous	6,045.81	407.24	1,407.67	841.98	641.19	724.61	426.45	1,596.67	6,045.81	—	—	6,045.81
Office Expense	5,725.27	1,111.58	2,139.98	868.21	602.85	121.34	—	881.31	5,725.27	—	—	5,725.27
Postage	43,036.78	4,162.88	9,637.79	10,079.56	4,690.14	6,724.00	3,627.26	4,115.15	43,036.78	—	—	43,036.78
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	25,979.38	—	—	—	—	—	—	25,979.38	25,979.38	—	—	25,979.38
Professional Fees-Ordinary Course	5,218.31	—	—	—	—	—	—	5,218.31	5,218.31	—	—	5,218.31
Rent	202,792.38	14,363.63	59,502.96	39,279.57	23,836.67	21,647.78	28,025.10	16,136.67	202,792.38	—	—	202,792.38
Repairs & Maintenance	16,441.98	886.68	5,308.61	5,387.40	—	2,423.30	2,289.35	146.64	16,441.98	—	—	16,441.98
Roadgard	52,260.91	—	—	—	52,260.91	—	—	—	52,260.91	—	—	52,260.91
Seminars & Meetings	35.50	—	—	35.50	—	—	—	—	35.50	—	—	35.50
Taxes & Licenses	14,198.96	—	89.87	875.66	7,435.48	—	5,647.95	150.00	14,198.96	—	—	14,198.96
Telephone	77,955.97	6,062.41	20,540.51	16,516.26	8,810.52	8,194.53	10,763.94	7,067.80	77,955.97	—	—	77,955.97
Temporary Agency Staff	20,709.75	—	—	—	—	—	—	20,709.75	20,709.75	—	—	20,709.75
Travel	15,322.32	3,204.66	2,765.17	1,052.29	3,197.66	155.27	2,258.92	2,688.35	15,322.32	—	—	15,322.32
Utilities	63,328.82	6,098.17	18,846.55	12,089.60	7,005.76	6,541.02	6,989.15	5,758.57	63,328.82	—	—	63,328.82
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,863,559.75	142,689.73	180,496.09	554,020.62	273,545.12	251,771.16	240,785.68	220,251.35	—	1,863,559.75	—	1,863,559.75
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	22,655.95	—	—	2,619.67	978.91	—	—	19,057.37	22,655.95	—	—	22,655.95
Credit Insurance Payments	434,539.21	—	—	175,639.70	161,057.43	97,842.72	—	(0.64)	434,539.21	—	—	434,539.21
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	54,566.28	1,843.35	18,752.05	9,390.32	6,482.82	4,620.52	906.52	12,570.70	54,566.28	—	—	54,566.28

Total Other Cash Disbursements	3,306,964.92	198,738.32	381,274.53	885,292.58	589,003.99	443,320.37	332,359.84	476,975.29	1,443,405.17	1,863,559.75	—	3,306,964.92

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,814,750.02	518,870.64	1,710,588.52	1,993,283.72	1,159,231.40	1,027,437.16	928,363.29	476,975.29	5,951,190.27	1,863,559.75	—	7,814,750.02

			—

	1,387,184.37	90,051.02	514,485.55	1,013,686.60	42,653.45	—	186,978.80	(460,671.05)	1,387,184.37	—	—	1,387,184.37

Book Balance per bank rec.	1,387,184.37	90,051.02	514,485.55	1,013,686.60	42,653.45	—	186,978.80	(460,671.05)

THE THAXTON GROUP

Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for September-07	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(847,813.04)	—	—	—	—	—	—	—	(847,813.04)

	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—
SM Cash Collected	—
TIG Cash Collected	—		—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—
Other Income Collected	—		—	—	—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—
OUTSTANDING CHECKS	7,935,286.95	482,177.71	1,975,864.31	1,813,372.39	1,069,408.35	947,244.54	865,865.15	408,813.77	372,540.73
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	7,935,286.95	482,177.71	1,975,864.31	1,813,372.39	1,069,408.35	947,244.54	865,865.15	408,813.77	372,540.73

Cash Disbursements—Loans
Loan Proceeds Checks	4,498,618.65	297,609.52	1,259,051.11	1,026,220.48	532,969.21	543,047.25	563,932.93	275,788.15	—
Expenses related to Loans	293,405.61	22,522.80	70,262.88	81,770.66	37,258.20	41,069.54	32,070.52	8,451.01	—

Subtotal—Loans	4,792,024.26	320,132.32	1,329,313.99	1,107,991.14	570,227.41	584,116.79	596,003.45	284,239.16	—

Cash Disbursements—Other
Advertising	79,001.99	2,441.79	7,509.86	8,943.17	4,045.16	5,753.26	5,344.31	2,599.87	42,364.57
Bank Charges	17,661.33	3.00	—	6.00	3.00	—	9.00	3.00	17,637.33
Claims Funding*	138,857.22	3,983.32	21,074.07	9,148.21	16,476.41	23,461.05	8,125.06	1,843.81	54,745.29
Company Auto	22,201.62	672.80	3,013.72	8,938.39	2,342.68	—	1,962.45	701.81	4,569.77
Computer Costs	18,466.21	1,135.99	3,900.78	5,177.09	3,329.56	2,683.85	1,459.23	288.70	491.01
Dues And Subscriptions	2,272.46	40.00	1,092.11	15.35	—	—	825.00	—	300.00
Employee Reimbursements—collections exp	—	—	—	—	—	—	—	—	—
Equipment Rental	5,304.56	—	—	—	—	—	—	—	5,304.56
Fixed Assets	14,415.77	2,881.79	1,142.25	3,236.25	1,975.98	28.00	298.21	548.91	4,304.38
Forms & Printing	50,837.69	3,743.61	12,815.54	10,619.07	5,405.98	5,942.48	6,996.17	3,942.86	1,371.98
Insurance	35,760.07	2,224.49	9,307.86	7,819.04	3,348.10	4,685.48	4,484.90	1,377.18	2,513.02
Meals & Entertainment	10,064.45	781.20	1,931.09	2,699.67	1,531.66	—	1,135.19	660.20	1,325.44
Miscellaneous	6,353.97	407.24	1,407.67	841.98	641.19	724.61	426.45	308.16	1,596.67
Office Expense	6,974.44	1,111.58	2,139.98	868.21	602.85	121.34	487.26	761.91	881.31
Postage	45,961.85	4,162.88	9,637.79	10,079.56	4,690.14	6,724.00	3,627.26	2,925.07	4,115.15
Prepaid Expenses	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	25,979.38	—	—	—	—	—	—	—	25,979.38
Professional Fees-Ordinary Course	5,218.31	—	—	—	—	—	—	—	5,218.31
Rent	215,647.33	14,363.63	59,502.96	39,279.57	23,836.67	21,647.78	28,025.10	12,854.95	16,136.67
Repairs & Maintenance	18,242.20	886.68	5,308.61	5,387.40	1,321.51	2,423.30	2,289.35	478.71	146.64
Roadgard	52,260.91	—	—	—	52,260.91	—	—	—	—
Seminars & Meetings	35.50	—	—	35.50	—	—	—	—	—
Taxes & Licenses	14,198.96	—	89.87	875.66	7,435.48	—	5,647.95	—	150.00
Telephone	82,607.48	6,062.41	20,540.51	16,516.26	8,810.52	8,194.53	10,763.94	4,651.51	7,067.80
Temporary Agency Staff	20,709.75	—	—	—	—	—	—	—	20,709.75
Travel	16,731.84	3,204.66	2,765.17	1,052.29	3,197.66	155.27	2,258.92	1,409.52	2,688.35
Utilities	66,682.84	6,098.17	18,846.55	12,089.60	7,005.76	6,541.02	6,989.15	3,354.02	5,758.57
Interest to Finova	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—
	1,688,174.03	105,996.80	445,771.88	374,103.29	182,400.56	171,578.54	177,800.28	85,136.18	145,386.50
Restructuring Officer	—	—	—	—	—	—	—	—	—
Insurance Renewal	22,655.95	—	—	2,619.67	978.91	—	—	—	19,057.37
Credit Insurance Carrier	434,539.21	—	—	175,639.70	161,057.43	97,842.72	—	—	(0.64)
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—
Other	55,294.52	1,843.35	18,752.05	9,390.32	6,482.82	4,620.52	906.52	728.24	12,570.70

Total Other Cash Disbursements	3,173,111.84	162,045.39	646,550.32	705,381.25	499,180.94	363,127.75	269,861.70	124,574.61	402,389.88

TOTAL ALL CASH DISBURSEMENTS	7,965,136.10	482,177.71	1,975,864.31	1,813,372.39	1,069,408.35	947,244.54	865,865.15	408,813.77	402,389.88

	(877,662.19)	—	—	—	—	—	—	—	(877,662.19)

Book Balance per bank rec.		—	—		—	—			(877,662.19)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								518,870.64
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$518,870.64
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208
Monthly Court Report for September-07
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	Arvest Bank 13638485	Arvest Bank 13638498	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	Mid-First Bank 1701004255	ARVEST 11860459	ARVEST 570344986	Operating	Payroll
Beginning Cash Position	103,628.36	10,690.20	9,929.71	17,455.26	14,817.34	11,578.38	—	—	17,795.36	3,566.29	8,601.83	9,193.99	103,628.36	—

	—												—	—
TICO Cash Collected	—												—	—
SM Cash Collected	521,029.67	32,206.41	24,295.23	44,825.49	36,209.59	34,394.02	206,296.09		54,013.96	12,037.07	31,792.57	44,959.24	521,029.67	—
TIG Cash Collected	—												—	—
TPF Cash Collected	—												—	—
TCL Cash Collected	—												—	—
Other Income Collected	—												—	—

SUBTOTAL	521,029.67	32,206.41	24,295.23	44,825.49	36,209.59	34,394.02	206,296.09	—	54,013.96	12,037.07	31,792.57	44,959.24	521,029.67	—

	—												—	—
	—												—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(15,736.37)	(35,525.09)	(25,561.60)	(46,329.47)	(37,323.43)	(38,475.41)	275,881.62	36,692.93	(61,339.45)	(7,092.01)	(31,521.33)	(45,143.13)	(15,736.37)	—
	—												—	—
	—												—	—

Total Cash Receipts and Transfers	505,293.30	(3,318.68)	(1,266.37)	(1,503.98)	(1,113.84)	(4,081.39)	482,177.71	36,692.93	(7,325.49)	4,945.06	271.24	(183.89)	468,600.37	36,692.93

													—	—
Cash Disbursements—Loans													—	—
													—	—
Loan Proceeds Checks	297,609.52						297,609.52						297,609.52	—
Expenses related to Loans	22,522.80						22,522.80						22,522.80	—

Subtotal—Loans	320,132.32	—	—	—	—	—	320,132.32	—	—	—	—	—	320,132.32	—

													—	—
													—	—
Cash Disbursements—Other	—												—	—
Advertising	2,441.79						2,441.79						2,441.79	—
Bank Charges	3.00						3.00						3.00	—
Claims Funding*	3,983.32						3,983.32						3,983.32	—
Company Auto	672.80						672.80						672.80	—
Computer Costs	1,135.99						1,135.99						1,135.99	—
Dues And Subscriptions	40.00						40.00						40.00	—
Employee Reimbursements—collections exp	—						—						—	—
Equipment Rental	—						—						—	—
Fixed Assets	2,881.79						2,881.79						2,881.79	—
Forms & Printing	3,743.61						3,743.61						3,743.61	—
Insurance	2,224.49						2,224.49						2,224.49	—
Meals & Entertainment	781.20						781.20						781.20	—
Miscellaneous	407.24						407.24						407.24	—
Office Expense	1,111.58						1,111.58						1,111.58	—
Postage	4,162.88						4,162.88						4,162.88	—
Prepaid Expenses	—						—						—	—
Prepaid Software ABS	—						—						—	—
Professional Fees-Ordinary Course	—						—						—	—
Rent	14,363.63						14,363.63						14,363.63	—
Repairs & Maintenance	886.68						886.68						886.68	—
Roadgard	—						—						—	—
Seminars & Meetings	—						—						—	—
Taxes & Licenses	—						—						—	—
Telephone	6,062.41						6,062.41						6,062.41	—
Temporary Agency Staff	—						—						—	—
Travel	3,204.66						3,204.66						3,204.66	—
Utilities	6,098.17						6,098.17						6,098.17	—
Interest to Finova	—						—						—	—
Payroll Paid TTG	—						—						—	—
Payroll Paid SMC	142,689.73						105,996.80	36,692.93					105,996.80	36,692.93
Restructuring Officer	—						—						—	—
Insurance Renewal	—						—						—	—
Voyager Payment	—						—						—	—
Pre-Filing Prepays	—						—						—	—
Deposit to Lender	—						—						—	—
US Trustee	—						—						—	—
Bankruptcy Professionals	—						—						—	—
Other	1,843.35						1,843.35						1,843.35	—

Total Other Cash Disbursements	198,738.32	—	—	—	—	—	162,045.39	36,692.93	—	—	—	—	162,045.39	36,692.93

													—	—

TOTAL ALL CASH DISBURSEMENTS	518,870.64	—	—	—	—	—	482,177.71	36,692.93	—	—	—	—	482,177.71	36,692.93

	90,051.02	7,371.52	8,663.34	15,951.28	13,703.50	7,496.99	—	—	10,469.87	8,511.35	8,873.07	9,010.10	90,051.02	—

Ending Bank Balance per bank rec.	90,051.02	7,371.52	8,663.34	15,951.28	13,703.50	7,496.99			10,469.87	8,511.35	8,873.07	9,010.10

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,993,283.72
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,993,283.72
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for September-07
FED ID #57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	1,188,767.21	13,530.77	21,012.39	12,213.13	1,016,571.97	26,339.61		—	20,595.22	15,723.76	62,780.36	1,188,767.21	—	—	1,188,767.21

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	2,560,280.58	46,119.91	48,490.47	45,172.83	1,853,383.68	71,421.58	212,999.60		53,263.03	60,005.76	169,423.72	2,560,280.58	—	—	2,560,280.58
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	2,560,280.58	46,119.91	48,490.47	45,172.83	1,853,383.68	71,421.58	212,999.60	—	53,263.03	60,005.76	169,423.72	2,560,280.58	—	—	2,560,280.58

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(742,077.47)	(45,838.97)	(58,567.98)	(49,387.26)	(1,981,524.31)	(79,188.45)	1,600,366.79	179,917.33	(60,842.98)	(65,530.66)	(181,480.98)	(921,994.80)	179,917.33	—	(742,077.47)
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	1,818,203.11	280.94	(10,077.51)	(4,214.43)	(128,140.63)	(7,766.87)	1,813,366.39	179,917.33	(7,579.95)	(5,524.90)	(12,057.26)	1,638,285.78	179,917.33	—	1,818,203.11

												—
Cash Disbursements—Loans												—
												—
Loan Proceeds Checks	1,026,220.48						1,026,220.48					1,026,220.48			1,026,220.48
Expenses related to Loans	81,770.66						81,770.66					81,770.66			81,770.66

Subtotal—Loans	1,107,991.14						1,107,991.14					1,107,991.14			1,107,991.14

												—
												—
Cash Disbursements—Other												—
Advertising	8,943.17						8,943.17					8,943.17			8,943.17
Bank Charges	—											—	—	—	—
Claims Funding*	9,148.21						9,148.21					9,148.21			9,148.21
Company Auto	8,938.39						8,938.39					8,938.39	—	—	8,938.39
Computer Costs	5,177.09						5,177.09					5,177.09	—	—	5,177.09
Dues And Subscriptions	15.35						15.35					15.35	—	—	15.35
Employee Reimbursements—collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	3,236.25						3,236.25					3,236.25	—	—	3,236.25
Forms & Printing	10,619.07						10,619.07					10,619.07	—	—	10,619.07
Insurance	7,819.04						7,819.04					7,819.04	—	—	7,819.04
Meals & Entertainment	2,699.67						2,699.67					2,699.67	—	—	2,699.67
Miscellaneous	841.98						841.98					841.98	—	—	841.98
Office Expense	868.21						868.21					868.21	—	—	868.21
Postage	10,079.56						10,079.56					10,079.56	—	—	10,079.56
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	39,279.57						39,279.57					39,279.57	—	—	39,279.57
Repairs & Maintenance	5,387.40						5,387.40					5,387.40	—	—	5,387.40
Roadgard	—						—					—	—	—	—
Seminars & Meetings	35.50						35.50					35.50	—	—	35.50
Taxes & Licenses	875.66						875.66					875.66	—	—	875.66
Telephone	16,516.26						16,516.26					16,516.26	—	—	16,516.26
Temporary Agency Staff	—						—					—	—	—	—
Travel	1,052.29						1,052.29					1,052.29	—	—	1,052.29
Utilities	12,089.60						12,089.60					12,089.60	—	—	12,089.60
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	554,020.62						374,103.29	179,917.33				374,103.29	179,917.33	—	554,020.62
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	2,619.67						2,619.67					2,619.67	—	—	2,619.67
Voyager Payment	175,639.70						175,639.70					175,639.70	—	—	175,639.70
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	9,390.32						9,390.32					9,390.32	—	—	9,390.32

Total Other Cash Disbursements	885,292.58	—	—	—	—	—	705,375.25	179,917.33	—	—	—	885,292.58	—	—	885,292.58

												—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,993,283.72	—	—	—	—	—	1,813,366.39	179,917.33	—	—	—	1,813,366.39	179,917.33	—	1,993,283.72

	1,013,686.60	13,811.71	10,934.88	7,998.70	888,431.34	18,572.74	—	—	13,015.27	10,198.86	50,723.10	1,013,686.60	—	—	1,013,686.60

Book Balance per bank rec.	1,013,686.60	13,811.71	10,934.88	7,998.70	888,431.34	18,572.74			13,015.27	10,198.86	50,723.10

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								1,710,588.52
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$1,710,588.52
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for September-07
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993	State Bank of Texas 168262
Beginning Cash Position	591,715.85	14,316.02	13,114.84	12,515.64	14,282.37	4,995.67	6,297.24	20,150.11	7,564.82

	—
TICO Cash Collected	—
SM Cash Collected	2,560,280.58	42,110.66	51,332.91	48,702.29	50,032.10	23,505.25	27,621.41	46,180.27	24,714.88
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,560,280.58	42,110.66	51,332.91	48,702.29	50,032.10	23,505.25	27,621.41	46,180.27	24,714.88

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(926,922.36)	(47,039.71)	(51,438.89)	(50,226.68)	(54,276.89)	(22,849.01)	(26,216.79)	(54,307.61)	(24,303.99)
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,633,358.22	(4,929.05)	(105.98)	(1,524.39)	(4,244.79)	656.24	1,404.62	(8,127.34)	410.89

Cash Disbursements—Loans
Loan Proceeds Checks	1,259,051.11
Expenses related to Loans	70,262.88

Subtotal—Loans	1,329,313.99	—	—	—	—	—	—	—	—

Cash Disbursements—Other
Advertising	7,509.86
Bank Charges	—
Claims Funding*	21,074.07
Company Auto	3,013.72
Computer Costs	3,900.78
Dues And Subscriptions	1,092.11
Employee Reimbursements—collections exp	—
Equipment Rental	—
Fixed Assets	1,142.25
Forms & Printing	12,815.54
Insurance	9,307.86
Meals & Entertainment	1,931.09
Miscellaneous	1,407.67
Office Expense	2,139.98
Postage	9,637.79
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	59,502.96
Repairs & Maintenance	5,308.61
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	89.87
Telephone	20,540.51
Temporary Agency Staff	—
Travel	2,765.17
Utilities	18,846.55
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	180,496.09
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	18,752.05

Total Other Cash Disbursements	381,274.53	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,710,588.52	—	—	—	—	—	—	—	—

	514,485.55	9,386.97	13,008.86	10,991.25	10,037.58	5,651.91	7,701.86	12,022.77	7,975.71

Book Balance per bank rec.	514,485.55	9,386.97	13,008.86	10,991.25	10,037.58	5,651.91	7,701.86	12,022.77	7,975.71

	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390
Beginning Cash Position	12,502.92	17,247.62	11,160.01	6,216.17	9,696.47	173,318.40	18,089.24

TICO Cash Collected
SM Cash Collected	42,241.72	63,826.82	44,337.53	34,756.34	26,963.15	668,497.35	53,842.54
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	42,241.72	63,826.82	44,337.53	34,756.34	26,963.15	668,497.35	53,842.54

GENERAL LEDGER DEPOSITS AND TRANSFERS	(43,303.24)	(65,243.76)	(47,454.37)	(35,024.20)	(30,190.61)	(686,121.89)	(58,486.00)
	—

Total Cash Receipts and Transfers	(1,061.52)	(1,416.94)	(3,116.84)	(267.86)	(3,227.46)	(17,624.54)	(4,643.46)

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements—collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	11,441.40	15,830.68	8,043.17	5,948.31	6,469.01	155,693.86	13,445.78

Book Balance per bank rec.	11,441.40	15,830.68	8,043.17	5,948.31	6,469.01	155,693.86	13,445.78

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	Prosperity Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	1st National 79921	1st National 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Bank of Putnam County 9315285441	Citizens 8041871	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	8,134.47	10,554.15	11,024.62	12,175.94	13,965.56	10,003.99	11,301.77	8,706.80	13,734.48	11,362.01	12,012.36	11,155.58	7,661.89	5,539.23	12,682.25	—

TICO Cash Collected					—
SM Cash Collected	48,813.27	35,832.26	35,496.57	47,016.35	53,140.46	25,534.24	48,731.74	49,035.59	57,846.89	48,659.47	61,259.08	42,963.06	37,499.00	11,741.50	42,503.60	337,248.74
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	48,813.27	35,832.26	35,496.57	47,016.35	53,140.46	25,534.24	48,731.74	49,035.59	57,846.89	48,659.47	61,259.08	42,963.06	37,499.00	11,741.50	42,503.60	337,248.74

GENERAL LEDGER DEPOSITS AND TRANSFERS	(46,736.76)	(37,700.33)	(36,524.17)	(48,633.34)	(56,712.61)	(28,823.80)	(48,876.77)	(47,386.31)	(57,878.90)	(48,262.85)	(62,390.02)	(44,369.76)	(39,173.06)	(12,972.92)	(46,747.38)	1,192,843.69

Total Cash Receipts and Transfers	2,076.51	(1,868.07)	(1,027.60)	(1,616.99)	(3,572.15)	(3,289.56)	(145.03)	1,649.28	(32.01)	396.62	(1,130.94)	(1,406.70)	(1,674.06)	(1,231.42)	(4,243.78)	1,530,092.43

Cash Disbursements— Loans
Loan Proceeds Checks																1,259,051.11
Expenses related to Loans																70,262.88

Subtotal— Loans	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,329,313.99

Cash Disbursements— Other
Advertising																7,509.86
Bank Charges					—				—	—	—	—
Claims Funding*																21,074.07
Company Auto																3,013.72
Computer Costs																3,900.78
Dues And Subscriptions																1,092.11
Employee Reimbursements—collections exp																—
Equipment Rental																—
Fixed Assets																1,142.25
Forms & Printing																12,815.54
Insurance																9,307.86
Meals & Entertainment																1,931.09
Miscellaneous																1,407.67
Office Expense																2,139.98
Postage																9,637.79
Prepaid Expenses																—
Prepaid Software ABS																—
Professional Fees-Ordinary Course																—
Rent																59,502.96
Repairs & Maintenance																5,308.61
Roadgard																—
Seminars & Meetings																—
Taxes & Licenses																89.87
Telephone																20,540.51
Temporary Agency Staff																—
Travel																2,765.17
Utilities																18,846.55
Interest to Finova																—
Payroll Paid TTG																—
Payroll Paid SMC
Restructuring Officer																—
Insurance Renewal																—
Voyager Payment																—
Pre-Filing Prepays																—
Deposit to Lender																—
US Trustee																—
Bankruptcy Professionals																—
Other																18,752.05

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	200,778.44

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,530,092.43

	10,210.98	8,686.08	9,997.02	10,558.95	10,393.41	6,714.43	11,156.74	10,356.08	13,702.47	11,758.63	10,881.42	9,748.88	5,987.83	4,307.81	8,438.47	—

Book Balance per bank rec.	10,210.98	8,686.08	9,997.02	10,558.95	10,393.41	6,714.43	11,156.74	10,356.08	13,702.47	11,758.63	10,881.42	9,748.88	5,987.83	4,307.81	8,438.47	—

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Bank of Tennessee 123676	Wells Fargo 7390259432	First National Bank Texas 1100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	9,055.55	8,303.50	8,908.43	6,972.66	8,536.76	10,678.17	37,778.14	591,715.85	—	—	591,715.85

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		47,887.76	44,052.82	37,184.73	47,419.74	12,722.31	51,071.60	87,954.58	2,560,280.58	—	—	2,560,280.58
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	47,887.76	44,052.82	37,184.73	47,419.74	12,722.31	51,071.60	87,954.58	2,560,280.58	—	—	2,560,280.58

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	180,496.09	(47,407.75)	(43,333.94)	(39,633.19)	(47,170.75)	(15,005.59)	(54,047.83)	(93,990.47)	(1,107,418.45)	180,496.09	—	(926,922.36)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	180,496.09	480.01	718.88	(2,448.46)	248.99	(2,283.28)	(2,976.23)	(6,035.89)	1,452,862.13	180,496.09	—	1,633,358.22

										—
Cash Disbursements—Loans										—
									—	—
Loan Proceeds Checks									1,259,051.11	—		1,259,051.11
Expenses related to Loans									70,262.88	—		70,262.88

Subtotal—Loans	—	—	—	—	—	—	—	—	1,329,313.99	—	—	1,329,313.99

										—
										—
Cash Disbursements—Other										—
Advertising									7,509.86	—	—	7,509.86
Bank Charges								—	—		—	—
Claims Funding*									21,074.07	—		21,074.07
Company Auto									3,013.72	—	—	3,013.72
Computer Costs									3,900.78	—	—	3,900.78
Dues And Subscriptions									1,092.11	—	—	1,092.11
Employee Reimbursements—collections exp									—	—	—	—
Equipment Rental									—	—	—	—
Fixed Assets									1,142.25	—	—	1,142.25
Forms & Printing									12,815.54	—	—	12,815.54
Insurance									9,307.86	—	—	9,307.86
Meals & Entertainment									1,931.09	—	—	1,931.09
Miscellaneous									1,407.67	—	—	1,407.67
Office Expense									2,139.98	—	—	2,139.98
Postage									9,637.79	—	—	9,637.79
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									—	—	—	—
Rent									59,502.96	—	—	59,502.96
Repairs & Maintenance									5,308.61	—	—	5,308.61
Roadgard									—	—	—	—
Seminars & Meetings									—	—	—	—
Taxes & Licenses									89.87	—	—	89.87
Telephone									20,540.51	—	—	20,540.51
Temporary Agency Staff									—	—	—	—
Travel									2,765.17	—	—	2,765.17
Utilities									18,846.55	—	—	18,846.55
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	180,496.09								—	180,496.09	—	180,496.09
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									18,752.05	—	—	18,752.05

Total Other Cash Disbursements	180,496.09	—	—	—	—	—	—	—	200,778.44	180,496.09	—	381,274.53

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	180,496.09	—	—	—	—	—	—	—	1,530,092.43	180,496.09	—	1,710,588.52

	—	9,535.56	9,022.38	6,459.97	7,221.65	6,253.48	7,701.94	31,742.25	514,485.55	—	—	514,485.55

Book Balance per bank rec.		9,535.56	9,022.38	6,459.97	7,221.65	6,253.48	7,701.94	31,742.25

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								1,027,437.16
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$1,027,437.16
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for September-07
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,125,837.49	1,125,837.49		1,125,837.49	—	—	1,125,837.49
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,125,837.49	1,125,837.49	—	1,125,837.49	—	—	1,125,837.49

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(98,400.33)	(178,592.95)	80,192.62	(178,592.95)	80,192.62	—	(98,400.33)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,027,437.16	947,244.54	80,192.62	947,244.54	80,192.62	—	1,027,437.16

Cash Disbursements—Loans
Loan Proceeds Checks	543,047.25	543,047.25		543,047.25			543,047.25
Expenses related to Loans	41,069.54	41,069.54		41,069.54			41,069.54

Subtotal—Loans	584,116.79	584,116.79	—	584,116.79	—	—	584,116.79

		—		—			—
		—		—			—
Cash Disbursements—Other		—		—			—
Advertising	5,753.26	5,753.26		5,753.26			5,753.26
Bank Charges	—	—		—	—	—	—
Claims Funding*	23,461.05	23,461.05		23,461.05			23,461.05
Company Auto	—	—		—	—	—	—
Computer Costs	2,683.85	2,683.85		2,683.85	—	—	2,683.85
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements—collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	28.00	28.00		28.00	—	—	28.00
Forms & Printing	5,942.48	5,942.48		5,942.48	—	—	5,942.48
Insurance	4,685.48	4,685.48		4,685.48	—	—	4,685.48
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	724.61	724.61		724.61	—	—	724.61
Office Expense	121.34	121.34		121.34	—	—	121.34
Postage	6,724.00	6,724.00		6,724.00	—	—	6,724.00
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	21,647.78	21,647.78		21,647.78	—	—	21,647.78
Repairs & Maintenance	2,423.30	2,423.30		2,423.30	—	—	2,423.30
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	8,194.53	8,194.53		8,194.53	—	—	8,194.53
Temporary Agency Staff	—	—		—	—	—	—
Travel	155.27	155.27		155.27	—	—	155.27
Utilities	6,541.02	6,541.02		6,541.02	—	—	6,541.02
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	251,771.16	171,578.54	80,192.62	171,578.54	80,192.62	—	251,771.16
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	97,842.72	97,842.72		97,842.72	—	—	97,842.72
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	4,620.52	4,620.52		4,620.52	—	—	4,620.52

Total Other Cash Disbursements	443,320.37	363,127.75	80,192.62	363,127.75	80,192.62	—	443,320.37

TOTAL ALL CASH DISBURSEMENTS	1,027,437.16	947,244.54	80,192.62	947,244.54	80,192.62	—	1,027,437.16

	—	—	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								1,159,231.40
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$1,159,231.40
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for September-07
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	61,725.56	14,303.08	28,491.72	18,930.76	—	—	61,725.56	—	—	61,725.56

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	521,029.67	34,894.30	69,407.04	53,294.03	363,434.30		521,029.67	—	—	521,029.67
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	521,029.67	34,894.30	69,407.04	53,294.03	363,434.30	—	521,029.67	—	—	521,029.67

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	619,129.62	(36,977.10)	(80,648.12)	(59,042.26)	704,652.54	91,144.56	527,985.06	91,144.56	—	619,129.62
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,140,159.29	(2,082.80)	(11,241.08)	(5,748.23)	1,068,086.84	91,144.56	1,049,014.73	91,144.56	—	1,140,159.29

Cash Disbursements—Loans
							—
Loan Proceeds Checks	532,969.21				532,969.21		532,969.21			532,969.21
Expenses related to Loans	37,258.20				37,258.20		37,258.20			37,258.20

Subtotal—Loans	570,227.41	—	—	—	570,227.41	—	570,227.41	—	—	570,227.41

	—						—
	—						—
Cash Disbursements—Other	—						—
Advertising	4,045.16				4,045.16		4,045.16			4,045.16
Bank Charges	3.00				3.00		3.00	—	—	3.00
Claims Funding*	16,476.41				16,476.41		16,476.41			16,476.41
Company Auto	2,342.68				2,342.68		2,342.68	—	—	2,342.68
Computer Costs	3,329.56				3,329.56		3,329.56	—	—	3,329.56
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements—collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	1,975.98				1,975.98		1,975.98	—	—	1,975.98
Forms & Printing	5,405.98				5,405.98		5,405.98	—	—	5,405.98
Insurance	3,348.10				3,348.10		3,348.10	—	—	3,348.10
Meals & Entertainment	1,531.66				1,531.66		1,531.66	—	—	1,531.66
Miscellaneous	641.19				641.19		641.19	—	—	641.19
Office Expense	602.85				602.85		602.85	—	—	602.85
Postage	4,690.14				4,690.14		4,690.14	—	—	4,690.14
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	23,836.67				23,836.67		23,836.67	—	—	23,836.67
Repairs & Maintenance	—						—	—	—	—
Roadgard	52,260.91				52,260.91		52,260.91	—	—	52,260.91
Seminars & Meetings	—				—		—	—	—	—
Taxes & Licenses	7,435.48				7,435.48		7,435.48	—	—	7,435.48
Telephone	8,810.52				8,810.52		8,810.52	—	—	8,810.52
Temporary Agency Staff	—				—		—	—	—	—
Travel	3,197.66				3,197.66		3,197.66	—	—	3,197.66
Utilities	7,005.76				7,005.76		7,005.76	—	—	7,005.76
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	273,545.12				182,400.56	91,144.56	182,400.56	91,144.56	—	273,545.12
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	978.91				978.91		978.91	—	—	978.91
Voyager Payment	161,057.43				161,057.43		161,057.43	—	—	161,057.43
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	6,482.82				6,482.82		6,482.82	—	—	6,482.82

Total Other Cash Disbursements	589,003.99	—	—	—	497,859.43	91,144.56	497,859.43	91,144.56	—	589,003.99

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,159,231.40	—	—	—	1,068,086.84	91,144.56	1,068,086.84	91,144.56	—	1,159,231.40

	42,653.45	12,220.28	17,250.64	13,182.53	—	—	42,653.45	—	—	42,653.45

Book Balance per bank rec.	42,653.45	12,220.28	17,250.64	13,182.53

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								928,363.29
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$928,363.29
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for September-07
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Arm- strong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	AmSouth 50972871	Sun Trust 1000055472699	Sun Trust 1000055473010	AmSouth 50972898	First Tennessee 103193515	Operating	Pay- roll	Other	Total
Beginning Cash Position	237,914.84	11,291.23	10,950.55	7,015.53	7,097.46	6,448.64	—	—	—	7,965.15	8,464.25	14,353.53	164,328.50	237,914.84	—	—	237,914.84

	—													—	—	—	—
TICO Cash Collected	—													—	—	—	—
SM Cash Collected	1,017,770.44	40,103.56	34,838.86	30,718.61	19,100.77	28,435.44	233,008.90		0.00	13,520.97	17,908.74	45,941.61	554,192.98	1,017,770.44	—	—	1,017,770.44
TIG Cash Collected	—													—	—	—	—
TPF Cash Collected	—													—	—	—	—
TCL Cash Collected	—													—	—	—	—
Other Income Collected	—													—	—	—	—

SUBTOTAL	1,017,770.44	40,103.56	34,838.86	30,718.61	19,100.77	28,435.44	233,008.90	—	—	13,520.97	17,908.74	45,941.61	554,192.98	1,017,770.44	—	—	1,017,770.44

	—													—	—	—	—
	—													—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(140,343.19)	(43,036.60)	(36,472.74)	(31,108.82)	(18,715.24)	(27,594.41)	632,368.99	62,985.40	—	(14,323.08)	(18,819.45)	(49,015.42)	(596,611.82)	(203,328.59)	62,985.40	—	(140,343.19)
	—													—	—	—	—
	—													—	—	—	—
	—													—	—	—	—
	—													—	—	—	—

Total Cash Receipts and Transfers	877,427.25	(2,933.04)	(1,633.88)	(390.21)	385.53	841.03	865,377.89	62,985.40	—	(802.11)	(910.71)	(3,073.81)	(42,418.84)	814,441.85	62,985.40	—	877,427.25

														—
Cash Disbursements—Loans														—
														—
Loan Proceeds Checks	563,932.93						563,932.93							563,932.93			563,932.93
Expenses related to Loans	32,070.52						32,070.52							32,070.52			32,070.52

Subtotal—Loans	596,003.45	—	—	—	—	—	596,003.45	—	—	—	—	—	—	596,003.45	—	—	596,003.45

														—
														—
Cash Disbursements—Other														—
Advertising	5,344.31						5,344.31							5,344.31			5,344.31
Bank Charges	9.00						9.00							9.00	—	—	9.00
Claims Funding*	8,125.06						8,125.06							8,125.06			8,125.06
Company Auto	1,962.45						1,962.45							1,962.45	—	—	1,962.45
Computer Costs	1,459.23						1,459.23							1,459.23	—	—	1,459.23
Dues And Subscriptions	825.00						825.00							825.00	—	—	825.00
Employee Reimbursements—collections exp	—						—							—	—	—	—
Equipment Rental	—						—							—	—	—	—
Fixed Assets	298.21						298.21							298.21	—	—	298.21
Forms & Printing	6,996.17						6,996.17							6,996.17	—	—	6,996.17
Insurance	4,484.90						4,484.90							4,484.90	—	—	4,484.90
Meals & Entertainment	1,135.19						1,135.19							1,135.19	—	—	1,135.19
Miscellaneous	426.45						426.45							426.45	—	—	426.45
Office Expense	—													—	—	—	—
Postage	3,627.26						3,627.26							3,627.26	—	—	3,627.26
Prepaid Expenses	—						—							—	—	—	—
Prepaid Software ABS	—						—							—	—	—	—
Professional Fees-Ordinary Course	—						—							—	—	—	—
Rent	28,025.10						28,025.10							28,025.10	—	—	28,025.10
Repairs & Maintenance	2,289.35						2,289.35							2,289.35	—	—	2,289.35
Roadgard	—						—							—	—	—	—
Seminars & Meetings	—						—							—	—	—	—
Taxes & Licenses	5,647.95						5,647.95							5,647.95	—	—	5,647.95
Telephone	10,763.94						10,763.94							10,763.94	—	—	10,763.94
Temporary Agency Staff	—						—							—	—	—	—
Travel	2,258.92						2,258.92							2,258.92	—	—	2,258.92
Utilities	6,989.15						6,989.15							6,989.15	—	—	6,989.15
Interest to Finova	—						—							—	—	—	—
Payroll Paid TTG	—						—							—	—	—	—
Payroll Paid SMC	240,785.68						177,800.28	62,985.40						177,800.28	62,985.40	—	240,785.68
Restructuring Officer	—						—							—	—	—	—
Insurance Renewal	—						—							—	—	—	—
Voyager Payment	—						—							—	—	—	—
Pre-Filing Prepays	—						—							—	—	—	—
Deposit to Lender	—						—							—	—	—	—
US Trustee	—						—							—	—	—	—
Bankruptcy Professionals	—						—							—	—	—	—
Other	906.52						906.52							906.52	—	—	906.52

Total Other Cash Disbursements	332,359.84	—	—	—	—	—	269,374.44	62,985.40	—	—	—	—	—	269,374.44	62,985.40	—	332,359.84

														—

TOTAL ALL CASH DISBURSEMENTS	928,363.29	—	—	—	—	—	865,377.89	62,985.40	—	—	—	—	—	865,377.89	62,985.40	—	928,363.29

	186,978.80	8,358.19	9,316.67	6,625.32	7,482.99	7,289.67	—	—	—	7,163.04	7,553.54	11,279.72	121,909.66	186,978.80	—	—	186,978.80

Book Balance per bank rec.	186,978.80	8,358.19	9,316.67	6,625.32	7,482.99	7,289.67			—	7,163.04	7,553.54	11,279.72	121,909.66

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								476,975.29
Less: Transfers to Debtor in Possession Accounts								—
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$476,975.29
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for September-07
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	359,539.91	108,647.37	1,267,408.24	(847,813.04)	(168,702.66)	359,539.91	—	—	359,539.91

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	191,236.28	—	191,236.28	—	—	191,236.28	—	—	191,236.28
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	191,236.28	—	191,236.28	—	—	191,236.28	—	—	191,236.28

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(534,471.95)	—	(975,389.69)	372,540.73	68,377.01	(602,848.96)	68,377.01	—	(534,471.95)
	—		—			—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(343,235.67)	—	(784,153.41)	372,540.73	68,377.01	(411,612.68)	68,377.01	—	(343,235.67)

Cash Disbursements—Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal—Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements—Other	—					—
Advertising	42,364.57			42,364.57		42,364.57			42,364.57
Bank Charges	17,357.89	(279.44)		17,637.33		17,357.89	—	—	17,357.89
Claims Funding*	54,745.29			54,745.29		54,745.29			54,745.29
Company Auto	4,569.77			4,569.77		4,569.77	—	—	4,569.77
Computer Costs	491.01			491.01		491.01	—	—	491.01
Dues And Subscriptions	300.00			300.00		300.00	—	—	300.00
Employee Reimbursements—collections exp	—			—		—	—	—	—
Equipment Rental	5,304.56			5,304.56		5,304.56	—	—	5,304.56
Fixed Assets	4,304.38			4,304.38		4,304.38	—	—	4,304.38
Forms & Printing	1,371.98			1,371.98		1,371.98	—	—	1,371.98
Insurance	2,513.02			2,513.02		2,513.02	—	—	2,513.02
Meals & Entertainment	1,325.44			1,325.44		1,325.44	—	—	1,325.44
Miscellaneous	1,596.67			1,596.67		1,596.67	—	—	1,596.67
Office Expense	881.31			881.31		881.31	—	—	881.31
Postage	4,115.15			4,115.15		4,115.15	—	—	4,115.15
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	25,979.38			25,979.38		25,979.38	—	—	25,979.38
Professional Fees-Ordinary Course	5,218.31			5,218.31		5,218.31	—	—	5,218.31
Rent	16,136.67			16,136.67		16,136.67	—	—	16,136.67
Repairs & Maintenance	146.64			146.64		146.64	—	—	146.64
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	150.00			150.00		150.00	—	—	150.00
Telephone	7,067.80			7,067.80		7,067.80	—	—	7,067.80
Temporary Agency Staff	20,709.75			20,709.75		20,709.75	—	—	20,709.75
Travel	2,688.35			2,688.35		2,688.35	—	—	2,688.35
Utilities	5,758.57			5,758.57		5,758.57	—	—	5,758.57
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	220,251.35			145,386.50	74,864.85	145,386.50	74,864.85	—	220,251.35
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	19,057.37			19,057.37		19,057.37	—	—	19,057.37
Voyager Payment	(0.64)			(0.64)		(0.64)	—	—	(0.64)
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	12,570.70			12,570.70		12,570.70	—	—	12,570.70

Total Other Cash Disbursements	476,975.29	(279.44)	—	402,389.88	74,864.85	402,110.44	74,864.85	—	476,975.29

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	476,975.29	(279.44)	—	402,389.88	74,864.85	402,110.44	74,864.85	—	476,975.29

	(460,671.05)	108,926.81	483,254.83	(877,662.19)	(175,190.50)	(454,183.21)	(6,487.84)	—	(460,671.05)

Book Balance per bank rec.	(460,671.05)	108,926.81	483,254.83	(877,662.19)	(175,190.50)
	—	—
			—	—	—

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for September-07
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements—collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period September-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00
FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for September-07
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements—collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period September-07

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00
* “Insider is defined in 11 U.S.C Section 101(31).		Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period September-07

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date

Other Costs

Total Other Costs	$0.00	$0.00
Other Operational Expenses

Total Other Operational Costs	$0.00	$0.00
Other Income

Total Other Income	$0.00	$0.00
Other Expenses

Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

9/30/2007

	Premium Finance	Commercial Lending	Insurance Group				Total Continuing Ops.		Discontinued TICO	Total Company
				Southern	Corporate	Eliminations
Net Interest Income
Interest Income	—	—	—	3,859,925	—	—	3,859,925	73.2%	—	3,859,925	73.2%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	626,341	—	—	626,341	11.9%	—	626,341	11.9%
Late Charges	—	—	—	355,441	—	—	355,441	6.7%	—	355,441	6.7%

Total Interest Income	—	—	—	4,841,708	—	—	4,841,708	91.8%	—	4,841,708	91.8%
Interest Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Interest Income	—	—	—	4,841,708	—	—	4,841,708	91.8%	—	4,841,708	91.8%
Provision for Loan Losses
P&L Recoveries	—	—	—	(43,596)	(579)	—	(44,175)	-0.8%	—	(44,175)	-0.8%
Reserves	—	—	—	406,658	—	—	406,658	7.7%	—	406,658	7.7%
Cash	—	—	—	1,117,185	—	—	1,117,185	21.2%	—	1,117,185	21.2%

Total Provision	—	—	—	1,480,248	(579)	—	1,479,669	28.0%	—	1,479,669	28.0%
Net Interest included Provision	—	—	—	3,361,460	579	—	3,362,039		—	3,362,039
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	392,524	—	—	392,524	7.4%	—	392,524	7.4%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	33,281	—	—	33,281	0.6%	—	33,281	0.6%
Other Income	—	—	—	(1,558)	9,641	—	8,084	0.2%	—	8,084	0.2%

Total Direct Income	—	—	—	424,247	9,641	—	433,889	8.2%	—	433,889	8.2%
Total Revenue	—	—	—	5,265,955	9,641	—	5,275,596	100.0%	—	5,275,596	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,392,991	(34,619)	—	1,358,372	25.7%	—	1,358,372	25.7%
Commissions/Bonus	—	—	—	275,074	—	—	275,074	5.2%	—	275,074	5.2%
Benefits	—	—	—	193,911	(11,151)	—	182,760	3.5%	—	182,760	3.5%
Taxes	—	—	—	129,258	637	—	129,895	2.5%	—	129,895	2.5%
Other	—	—	—	24,384	1,103	—	25,487	0.5%	—	25,487	0.5%

Total Personnel	—	—	—	2,015,617	(44,031)	—	1,971,587	37.4%	—	1,971,587	37.4%
Building
Rent	—	—	—	216,847	—	—	216,847	4.1%	—	216,847	4.1%
Utilities	—	—	—	67,403	524	—	67,927	1.3%	—	67,927	1.3%
Depreciation	—	—	—	49,674	—	—	49,674	0.9%	—	49,674	0.9%
Other	—	—	—	14,253	—	—	14,253	0.3%	—	14,253	0.3%

Total Building	—	—	—	348,176	524	—	348,701	6.6%	—	348,701	6.6%
Telecommunications
Telephone	—	—	—	84,504	933	—	85,437	1.6%	—	85,437	1.6%
Computers	—	—	—	45,588	3,306	—	48,894	0.9%	—	48,894	0.9%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	130,092	4,239	—	134,331	2.5%	—	134,331	2.5%
Advertising	—	—	—	1,633	—	—	1,633	0.0%	—	1,633	0.0%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	32,844	(120,078)	—	(87,234)	-1.7%	—	(87,234)	-1.7%
Collection Expense	—	—	—	6,073	—	—	6,073	0.1%	—	6,073	0.1%
Travel	—	—	—	86,221	71	—	86,292	1.6%	—	86,292	1.6%
Office Expense	—	—	—	130,980	1,597	—	132,578	2.5%	—	132,578	2.5%
Entertainment	—	—	—	(48)	—	—	(48)	0.0%	—	(48)	0.0%
Amortization	—	—	—	5,526	—	—	5,526	0.1%	—	5,526	0.1%
Taxes & Licenses	—	—	—	21,595	1,022	—	22,617	0.4%	—	22,617	0.4%
Other	—	—	—	53,746	8,811	—	62,556	1.2%	—	62,556	1.2%

Total Other Expense	—	—	—	211,799	11,430	—	223,230	4.2%	—	223,230	4.2%

Total Direct Expense	—	—	—	4,312,704	(148,424)	—	4,164,280	78.9%	—	4,164,280	78.9%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	953,251	158,065	—	1,111,316	21.1%	—	1,111,316	21.1%
Income Tax (34%)	—	—	—	370,815	—	—	370,815	7.0%	—	370,815	7.0%

Net Income	—	—	—	582,436	158,065	—	740,501	14.0%	—	740,501	14.0%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru September 30, 2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company

Net Interest Income
Interest Income	365,619	12,926	—	155,869,455	36	—	156,248,037	53.7%	10,166,085	166,414,122	56.7%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	1.3%
Fee Income	226,383	105,384	—	22,286,690	—	—	22,618,457	7.8%	51,566	22,670,023	7.7%
Late Charges	149,281	—	—	13,723,805	—	—	13,873,086	4.8%	1,064,348	14,937,434	5.1%

Total Interest Income	741,283	118,310	—	191,879,951	36	—	192,739,580	66.2%	14,957,402	207,696,982	70.7%
Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	4.8%	3,252,426	17,179,969	5.8%

Net Interest Income	627,489	65,398	(0)	185,064,198	(6,945,048)	—	178,812,037	61.4%	11,704,976	190,517,013	64.9%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(2,438,346)	(136,613)	—	(2,584,454)	-0.9%	(2,302,500)	(4,886,954)	-1.7%
Reserves	—	(20,000)	—	4,666,674	—	—	4,646,674	1.6%	(7,657,559)	(3,010,885)	-1.0%
Cash	557,239	64,134	4,612	45,562,265	7,396,688	—	53,584,937	18.4%	21,376,202	74,961,140	25.5%

Total Provision	547,854	44,024	4,612	47,790,594	7,260,075	—	55,647,158	19.1%	11,416,143	67,063,301	22.8%

Net Interest included Provision	79,635	21,375	(4,612)	137,273,604	(14,205,122)	—	123,164,879		288,832	123,453,712

Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	22,527,980	—	—	22,527,980	7.7%	7,311,070	29,839,051	10.2%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	0.8%	69,787	2,255,222	0.8%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,835	387,835	0.1%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,451,977	—	—	1,452,873	0.5%	—	1,452,873	0.5%
Other Income	171,288	256,832	2,042,382	3,261,912	66,400,091	—	72,132,505	24.8%	(20,035,165)	52,097,340	17.7%

Total Direct Income	171,288	256,832	5,266,457	26,204,126	66,400,091	—	98,298,793	33.8%	(12,266,473)	86,032,320	29.3%

Total Revenue	912,570	375,142	5,266,457	218,084,076	66,400,127	—	291,038,373	100.0%	2,690,929	293,729,302	100.0%

Expenses

Personnel
Salaries & Wages	86,164	172,532	1,557,993	63,443,633	2,986,584	—	68,246,905	23.4%	5,103,807	73,350,712	25.0%
Commissions/Bonus	—	58,213	366,715	12,408,338	302,445	—	13,135,710	4.5%	481,502	13,617,211	4.6%
Benefits	6,989	12,842	142,412	7,890,078	118,708	—	8,171,029	2.8%	451,031	8,622,060	2.9%
Taxes	6,914	15,553	159,820	6,658,351	219,077	—	7,059,716	2.4%	575,970	7,635,686	2.6%
Other	—	—	66,338	439,509	84,468	—	590,316	0.2%	126,684	717,000	0.2%

Total Personnel	100,067	259,140	2,293,278	90,839,909	3,711,282	—	97,203,675	33.4%	6,738,994	103,942,669	35.4%

Building
Rent	392	9,889	184,677	8,927,820	300,315	—	9,423,093	3.2%	880,504	10,303,597	3.5%
Utilities	—	216	40,071	2,065,166	56,169	—	2,161,622	0.7%	152,662	2,314,284	0.8%
Depreciation	40,494	2,445	84,488	2,939,534	421,566	—	3,488,528	1.2%	630,151	4,118,679	1.4%
Other	428	257	—	633,963	12,079	—	646,727	0.2%	107,514	754,241	0.3%

Total Building	41,314	12,806	309,236	14,566,484	790,129	—	15,719,970	5.4%	1,770,830	17,490,800	6.0%
Telecommunications
Telephone	6,010	6,411	89,222	3,966,187	194,580	—	4,262,410	1.5%	384,636	4,647,046	1.6%
Computers	27,156	3,315	80,347	1,893,169	385,012	—	2,388,998	0.8%	379,889	2,768,887	0.9%
Office Expense	866	415	16,583	1,019,623	26,938	—	1,064,426	0.4%	90,206	1,154,632	0.4%
Other	—	—	(551)	—	10,842	—	10,291	0.0%	700	10,991	0.0%

Total Telecommunications	34,032	10,141	185,601	6,878,979	617,373	—	7,726,125	2.7%	855,431	8,581,557	2.9%

Advertising	—	113	43,816	6,435,676	4,720	—	6,484,325	2.2%	163,736	6,648,060	2.3%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.4%	1,580,370	2,848,327	1.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.1%
Professional Fees	2,386	9,408	36,482	1,156,735	49,842,201	—	51,047,211	17.5%	101,430	51,148,642	17.4%
Collection Expense	1,860	51	—	118,781	—	—	120,691	0.0%	634,381	755,072	0.3%
Travel	—	6,620	24,540	4,413,780	128,732	—	4,573,674	1.6%	207,618	4,781,292	1.6%
Office Expense	23,071	3,158	52,550	4,788,585	294,966	—	5,162,330	1.8%	465,572	5,627,902	1.9%
Entertainment	—	68	—	122,061	35	—	122,164	0.0%	126	122,290	0.0%
Amortization	—	—	101,806	480,190	—	—	581,996	0.2%	12,568,082	13,150,078	4.5%
Taxes & Licenses	5,636	3,405	20,599	1,207,188	109,764	—	1,346,592	0.5%	203,775	1,550,367	0.5%
Other	1,326	29,298	567,361	3,168,244	483,200	—	4,249,430	1.5%	2,317,651	6,567,081	2.2%

Total Other Expense	30,033	35,930	742,315	9,766,268	887,966	—	11,462,513	3.9%	15,555,206	27,017,719	9.2%

Total Direct Expense	871,340	431,143	3,639,880	190,050,916	70,187,562	—	265,180,842	91.1%	42,694,600	307,875,441	104.8%

Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	28,011,302	(3,707,983)	—	25,900,028	8.9%	(40,046,168)	(14,146,140)	-4.8%
Income Tax (34%)	—	—	66,684	10,799,045	5,481,666	—	16,347,395	5.6%	(10,708,208)	5,639,188	1.9%

Net Income	41,231	(56,002)	1,544,796	17,212,257	(9,189,649)	—	9,552,632	3.3%	(29,337,960)	(19,785,327)	-6.7%

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period September-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases-Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00
TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings—Pre-Petition
Retained Earnings—Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00
* “Insider is defined in 11 U.S.C Section 101(31).		Form Mor-3

In re:	Case No. 03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period September-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00
Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor-3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

9/30/2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	—	—	—	1,696,319	8,544,321	—	10,240,639	—	—	—	10,240,639
Restricted Cash	—	—	—	—	—	—	—	—	—	—	—
Finance Receivables, GROSS	—	—	—	85,210,014	—	—	85,210,014	—	—	—	85,210,014
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	437,009	—	—	437,009	—	—	—	437,009
Unearned Interest	—	—	—	(15,044,684)	—	—	(15,044,684)	—	—	—	(15,044,684)
Loss Reserve	—	—	—	(10,261,068)	—	—	(10,261,068)	—	—	—	(10,261,068)
Unearned Insurance	—	—	—	(1,026,979)	(42,399)	—	(1,069,378)	—	—	—	(1,069,378)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,615,193	—	—	6,615,193	—	—	—	6,615,193
Accumulated Depreciation	—	—	—	(5,005,969)	—	—	(5,005,969)	—	—	—	(5,005,969)
Accounts Receivable	73,260	—	(102)	67,518	2,821	—	143,498	—	—	—	143,498
Repossessed Automobiles	—	—	—	—	—	—	—	—	—	—	—
Intercompany Balance	730,836	57,761	(3,410,817)	(37,139,912)	80,584,800	(6,248,675)	34,573,994	(47,871,720)	13,297,726	(34,573,993)	0
Goodwill	—	—	—	17,956,202	—	—	17,956,202	—	—	—	17,956,202
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(122,447)	—	—	(122,447)	—	—	—	(122,447)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	—	—	—
Prepaid Assets	—	—	—	483,781	34,248	—	518,029	—	—	—	518,029
Other Assets	—	—	—	454,344	127,404	—	581,748	—	—	—	581,748

Total Assets	804,097	57,761	(3,410,919)	44,319,322	101,412,115	(18,409,595)	124,772,781	(47,871,720)	13,297,726	(34,573,993)	90,198,788
Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	—	—	1,510	—	—	—	1,510
Notes Payable	—	—	67,738	—	—	—	67,738	—	—	—	67,738
Subordinated Notes Payable	—	—	—	—	97,855,055	—	97,855,055	—	—	—	97,855,055
Accounts Payable	4,236	1,509	13,541	512,701	50,851	—	582,838	—	—	—	582,838
Employee Savings	—	—	—	—	852,555	—	852,555	—	—	—	852,555
Income Taxes Payable	—	—	—	533,366	2,585,496	—	3,118,862	—	—	—	3,118,862
Claims Reserves	—	—	—	—	—	—	—	—	—	—	—
Accrued Liabilities—Other	—	—	—	2,139,853	313,545	—	2,453,398	—	—	—	2,453,398
Other Liabilities	296,177	—	—	65,980	900,588	—	1,262,745	—	—	—	1,262,745

Total Liabilities	300,413	1,509	82,789	3,251,900	102,558,089	—	106,194,701	—	—	—	106,194,701

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(372,316)	56,252	(4,702,440)	38,414,136	(68,783,890)	(19,187,192)	(54,575,450)	(56,437,792)	13,297,726	(43,140,066)	(97,715,517)
Equity in Subsidiary	—	—	—	—	—	—	—	8,459,087	—	8,459,087	8,459,087
Current Year Income (Loss)	—	—	—	5,514,616	59,168,965	—	64,683,580	106,986	—	106,986	64,790,566

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	41,067,422	(1,145,975)	(18,409,595)	18,578,080	(47,871,720)	13,297,726	(34,573,994)	(15,995,913)

Total Liabilities & Stockholders’ Equity	804,097	57,761	(3,410,919)	44,319,322	101,412,115	(18,409,595)	124,772,781	(47,871,720)	13,297,726	(34,573,994)	90,198,787

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period September 30, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$91,641.14	$91,641.14	Bi-Weekly	EFT	0
FICA-Employee	0	$114,002.94	$114,002.94	Bi-Weekly	EFT	0
FICA-Employer	0	$114,002.94	$114,002.94	Bi-Weekly	EFT	0
Unemployment	0	$3,036.46	$3,036.46	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$322,683.48	$322,683.48	$0.00		$0.00
State and Local
Withholding	0	$2,435.53	$2,435.53	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$2,899.07	$2,899.07
Personal Property	0	174.22	$174.22
Other:	0	6,221.89	$6,221.89			0

Total State and Local Taxes	$0.00	$11,730.71	$11,730.71	$0.00		$0.00
TOTAL TAXES		$334,414.19	$334,414.19			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable—Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor-4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for September-07

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	13,206.69	4,680.41	8,526.28
Outstanding Checks—Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	13,206.69	4,680.41	8,526.28

Cash Disbursments
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements—collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	13,849.09	4,680.41	9,168.68
Employee Witholding of Insurance/etc	(642.40)		(642.40)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	13,206.69	4,680.41	8,526.28

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 9/14/2007	Period Ending 9/28/2007	Total
Corporate
Salary expense	$4,173.85	$4,173.85	$8,347.70
FICA/FUTA/SUTA	$318.55	$318.55	$637.10
401(k) match	$91.94	$91.94	$183.88
Overtime	$—	$—	$—
Bonus	$—	$—	$—

Total	$4,584.34	$4,584.34	$9,168.68

Tico Premium
Salary expense	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—
401(k) match	$—	$—	$—

Total	$—	$—	$—
			$—

Commercial Lending
Salary expense	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—
401(k) match	$—	$—	$—
Commissions	$—	$—	$—

Total	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—
401(k) match	$—	$—	$—
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$—	$—	$—

Tico
Salary expense	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—
401(k) match	$—	$—	$—
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$—	$—	$—

Period Total	$4,584.34	$4,584.34	$9,168.68

401(k) payable	$(298.82)	$(298.82)	$(597.64)
Payable to reimbursement	$—	$—	$—
Dental insurance	$—	$—	$—
Cancer insurance	$—	$—	$—
Life insurance	$(4.76)	$(4.76)	$(9.52)
Contingent health liability	$(17.62)	$(17.62)	$(35.24)
Tax/stale date adj	$—	$—	$—
Tax levy			$—
Advance		$—
Unidentified	$—
KERP	$—
Company car	$—	$—

	$4,263.14	$4,263.14	$8,526.28
	$(321.20)	$(321.20)	$(642.40)
			$—
			$—
Net Checks	$—	$—	$—
Direct Deposits	$3,031.53	$2,816.21	$5,847.74
Wage Garnishments	$—	$—	$—
Federal Tax	$415.14	$567.72	$982.86
EE SS Tax	$258.16	$258.17	$516.33
ER SS Tax	$258.16	$258.16	$516.32
EE Med Tax	$60.38	$60.38	$120.76
ER Med Tax	$60.38	$60.38	$120.76
State/local Tax	$179.38	$242.11	$421.49
Futa	$—	$—	$—
Suta	$—	$—	$—
Adjustments	$—	$—	$—

GRAND TOTAL	$4,263.13	$4,263.13	$8,526.26

			$—
reconciliation	$(0.01)	$(0.01)	$(0.02)
Accrual	$321.19	$321.19	$642.38

PAYROLL - TICO

	Period Ending 9/14/2007	Period Ending 9/28/2007	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$—	$—	$4,230.76	$4,230.76
FICA/FUTA/SUTA	$—	$—	$322.73	$322.73
401(k) match	$—	$—	$126.92	$126.92
Overtime		$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$—	$—	$4,680.41	$4,680.41

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$—	$—	$4,680.41	$4,680.41

Total
Salary expense	$—	$—	$4,230.76
FICA/FUTA/SUTA	$—	$—	$322.73
401(k) match	$—	$—	$126.92
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$—	$—	$4,680.41	$4,680.41

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia September-07		540439122
Monthly Court Report for		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(168,702.66)	—	—	—	—	—		(168,702.66)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	699,805.94	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	68,377.01
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	699,805.94	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	68,377.01

Cash Disbursements—Loans
Gross Wages	1,509,788.39	98,987.53	417,391.54	353,697.04	170,538.91	159,555.26	164,376.05	145,242.06
Federal Tax	129,141.14	7,080.02	36,446.28	30,671.58	13,006.61	11,180.25	13,895.00	16,861.40
SS Tax	85,918.01	6,004.70	24,333.21	19,316.24	9,812.16	9,567.49	9,882.86	7,001.35
Med Tax	21,253.41	1,404.34	5,908.55	4,962.51	2,415.10	2,237.51	2,311.32	2,014.08
EIC	(124.78)	—	—	(124.78)	—	—	—	—
State Tax	37,018.95	2,412.00	47.02	14,530.80	6,559.23	5,674.90	414.40	7,380.60
Advance	—	—	—	—	—	—	—	—
Mileage	280.06	250.00	108.34	545.00	125.00	57.97	—	(806.25)
Miscellaneous	(44,637.32)	(2,842.70)	(13,195.28)	(12,916.46)	(4,809.77)	(5,046.90)	(5,826.21)	—
Shortage	—	—	—	—	—	—	—	—
STD	119.41	—	—	92.61	—	26.80	—	—
Medical	1,932.54	141.27	620.48	437.66	152.35	207.75	204.98	168.05
401K Loans	32,891.19	1,695.46	7,637.52	8,784.58	3,137.77	3,886.83	3,929.87	3,819.16
401K Deducts	5,327.82	141.54	2,873.32	1,116.34	644.24	171.36	86.54	294.48
AHL Dental	16,777.94	662.19	4,990.31	4,042.87	2,203.36	387.30	296.38	4,195.53
AHL Cancer	6,690.96	314.72	1,541.20	1,805.14	586.30	872.64	957.30	613.66
AHL Life	1,252.42	127.44	367.52	333.26	66.48	98.20	68.44	191.08
Flex Med	3,347.26	249.48	976.16	683.34	351.80	345.16	413.30	328.02
Dep Care	3,455.79	—	380.00	542.00	200.00	403.84	38.46	1,891.49
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	—	—	—	—	—	—	—	—
Garnishment	67.00	4.00	27.00	28.00	6.00	—	2.00	—
Bankrpc	1,052.35	—	171.83	371.14	—	—	509.38	—
Child support	180.00	—	—	—	180.00	—	—	—
Tax Levy	8,195.92	554.52	3,126.12	1,981.45	769.27	1,267.54	497.02	—
Fringe	503.12	—	—	364.96	38.16	—	—	100.00
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	10,256.52	—	—	—	—	—	—	—
Federal Tax	134,344.74	554.52	3,297.95	2,717.55	987.43	1,484.20	1,006.40	100.00
EE SS Tax	90,658.28	7,080.02	36,446.28	30,671.58	13,006.61	11,180.25	13,895.00	16,861.40
ER SS Tax	90,658.11	6,004.70	24,333.21	19,316.24	9,812.16	9,567.49	9,882.86	7,001.35
EE Med Tax	22,361.99	6,004.69	24,333.18	19,316.19	9,812.16	9,567.49	9,882.79	7,001.35
ER Med Tax	22,361.97	1,404.34	5,908.55	4,962.51	2,415.10	2,237.51	2,311.32	2,014.08
State Tax	39,883.52	1,404.33	5,908.48	4,962.62	2,415.08	2,237.51	2,311.30	2,014.04
Futa	2,292.24	2,412.00	47.02	14,530.80	6,559.23	5,674.90	414.40	7,380.60
Suta	7,811.69	146.33	599.25	419.70	347.71	266.48	304.96	—
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85
Manual Checks	—

Total Other Cash Disbursements	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85

TOTAL ALL CASH DISBURSEMENTS	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85

	(175,190.50)	—	—	—	—	—	—	(175,190.50)

Book Balance per bank rec.	(175,190.50)		—		—	—		(175,190.50)
Ending Bank Balance per bank rec.

In re:	Case No. 03-13182—03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period September-07

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$85,917,013
Plus Amounts billed during the period	$7,790,466
Sold Receivables during month
Less Amounts collected during the period	$(8,497,465)
Total Accounts Receivable at the end of the reporting period	$85,210,014
Accounts Receivable Aging	Amount
0-30 days old	$79,305,871
31-60 days old	$2,606,490
61-90 days old	$1,649,075
91+ days old	$1,648,578
Total Accounts Receivable	$85,210,014
Amount considered uncollectible (Bad Debt)—Reserve
Accounts Receivable (Net)	$85,210,014

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor—5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 9/28/07

Aged Accounts Receivable

(Gross Balance as of 9/28/07)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$75,176,895	$75,176,895	$—	$—	$—
Potential (1-30)	$4,128,976	$4,128,976	$—	$—	$—
31-60 Days	$2,606,490	$2,606,490	$—	$—	$—
61-90 Days	$1,649,075	$1,649,075	$—	$—	$—
91 and Over	$1,648,578	$1,648,578	$—	$—	$—
Total Delinquency	$10,033,119	$10,033,119	$—	$—	$—

Total Gross Receivables	$85,210,014	$85,210,014	$—	$—	$—

Post Accounts Payable
(As of 9/28/07)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

THE THAXTON GROUP

INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	CASES 03-13182 - 03-13213
Monthly Court Report for Sep-07	JOINTLY ADMINISTERED

HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	87,263,504.55	(3,410,817.00)	57,761.00	733,168.00	(39,391,784.55)	(47,871,720.00)

Cash Transfers between companies	—		(2,251,540.76)				2,251,540.76	—
Expenses paid by Corporate—expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	— —		(331.39)				331.39	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		—				-
Payroll	—
Analysis charges	—
Audit & tax accrual	—		—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 8/31/07	(0.00)	6,248,675.00	85,011,632.40	(3,410,817.00)	57,761.00	733,168.00	(37,139,912.40)	(47,871,720.00)

	(0.00)	6,248,675.00	85,011,632.40	(3,410,817.00)	57,761.00	733,168.00	(37,139,912.40)	(47,871,720.00)

Balance Sheet -August 31, 2007	—	6,248,675.00	85,011,632.40	(3,410,817.00)	57,761.00	733,168.00	(37,139,912.40)	(47,871,720.00)